EXHIBIT 10.1

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-81825) of Vodafone Group Plc and in Post-Effective Amendment No. 1 to the Registration Statement on Form F-3 (File No. 333-10762) of Vodafone Group Plc of our report dated 27 May 2002, relating to the consolidated financial statements of Vodafone Group Plc and its subsidiaries, appearing in the Annual Report on Form 20-F of Vodafone Group Plc for the year ended 31 March 2002.

/s/ Deloitte and Touche
Deloitte & Touche
Chartered Accountants
London, England

17 June 2001